UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-KA

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

    Date of Report (Date of earliest event reported)     March 5, 2004
                                                      -------------------



                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

         California                   0-14843                 33-0033759
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(State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation)                 File Number)             Identification No.)

7321 Lincoln Way, Garden Grove, California                    92841
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code    (714) 898-0007
                                                     --------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

               99.1 News Release dated March 5, 2004 relating to the halt of the
                    DuraStack(TM) product development.


Item 12.  Disclosure of Operations and Financial Condition.

     On March 5, 2004, we issued a press release that announced a halt to our DuraStack product development. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DPAC TECHNOLOGIES CORP.
                                                        (Registrant)



Date:  March 10, 2004                      By:   /s/ William M. Stowell
                                           -------------------------------
                                           William M. Stowell,
                                           Chief Financial Officer

                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
--------------             --------------
99.1                       News Release dated March 5, 2004 relating to halt of
                           the DuraStack(TM) product development.